                                                                   EXHIBIT 10.12

                       FIRST AMENDMENT OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "AMENDMENT") is entered into to be effective as of May 9, 2002, between CENTEX CORPORATION, a Nevada corporation ("BORROWER"), each of the Lenders (as defined in the Credit Agreement defined below) which is a signatory to this Amendment, and BANK OF AMERICA, N.A., a national banking association ("BANK OF AMERICA"), for itself and as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns, "ADMINISTRATIVE AGENT").

                                    RECITALS

         A. Borrower, Administrative Agent, and Lenders are parties to that certain Credit Agreement dated as of August 9, 2000 (as renewed, extended, modified, and amended from time to time, the "CREDIT AGREEMENT").

         B. Borrower, Administrative Agent, and the Lenders which are signatories to this Amendment desire to modify certain provisions contained in the Credit Agreement, subject to the terms and conditions set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. TERMS AND REFERENCES. Unless otherwise stated in this document (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "SECTIONS," "SCHEDULES," and "EXHIBITS" are to the Credit Agreement's sections, schedules, and exhibits.

         2. AMENDMENTS. The Credit Agreement is hereby amended as follows:

         (a) SECTION 1.1 is hereby amended to add the following definition of "EXCESS CASH":

                  EXCESS CASH means, for the Restricted Companies as of any date of determination thereof, (a) cash, plus (b) time deposits with, and certificates of deposit, bank notes and bankers' acceptances issued by, any Lender or any domestic bank, savings bank or savings and loan association having capital, surplus and undivided profits aggregating at least $1,000,000,000, plus (c) investments in direct obligations of the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, or obligations fully guaranteed by the United States of America or any agency, government-sponsored enterprise or instrumentality thereof, provided that such obligations mature within one (1) year of the date of acquisition thereof, plus (d) investments in commercial paper rated (at the time of purchase) in one of the two highest short-term rating categories by two (2) or more national credit rating agencies and maturing not more than two hundred and seventy (270) days from the date of creation thereof, plus (e) repurchase agreements involving any of the obligations described in CLAUSES (B), (C) and (D) above so long as the other party to the repurchase agreement has short-term unsecured debt obligations or short-term deposits rated (at the time of purchase) in the highest grade by two (2) or more national credit rating


FIRST AMENDMENT OF CREDIT AGREEMENT
         agencies, plus (f) investments in direct obligations of any money-market fund or other similar investment company that is rated "AAAm" or "AAAm-G" by S & P and "Aaa" by Moody's or whose investments consist, directly or indirectly, of short-term money market securities, which may include obligations described in the foregoing clauses of this definition, minus (g) $15,000,000; provided that in no event shall Excess Cash be less than zero.

         (b) SECTION 1.1 is hereby amended to delete the definitions of "COMMITMENT," "CONSOLIDATED DEBT," "LENDERS," "LEVERAGE RATIO," "NOTES," "PRO RATA," "PRO RATA PART," in their entirety and replace such definitions with the following:

                  COMMITMENT means, for any Lender at any date of determination, the amount stated beside each Lender's name as set forth on SCHEDULE
         2.1 or on the most-recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to SECTION 2.3 or SECTION 13.13 (which amount is subject to increase, reduction, or cancellation in accordance with this Agreement).

                  CONSOLIDATED DEBT means, as of any date of determination, (a) all Debt of the Restricted Companies, on a consolidated basis, minus
         (b) Excess Cash not subject to any Liens or other restrictions not inherent in the particular investment or obligation; provided that, for purposes of SECTION 8.12, Consolidated Debt means, as of the date of determination, all Debt of the Restricted Companies, on a consolidated basis.

                  LENDERS means, on any date of determination, the financial institutions named on SCHEDULE 2.1 (as the same may be amended from time to time by Administrative Agent to reflect the admission of a Subsequent Lender in accordance with SECTION 2.3(B) and assignments made in accordance with SECTION 13.13(B)), and subject to the terms and conditions of this Agreement, their respective successors and assigns.

                  LEVERAGE RATIO means, as of any date of determination thereof, the ratio of (a) Consolidated Debt outstanding on such date minus Subordinated Debt in an amount not to exceed $200,000,000, to (b) the sum of (i) Consolidated Debt outstanding on such date, plus (ii) Consolidated Tangible Net Worth determined in accordance with GAAP.

                  NOTES means the Revolving Notes and the Swing Line Note, and NOTE means any one of the Notes.

                  PRO RATA or PRO RATA PART, for each Lender, means (a) for purposes of any commitment to fund Borrowings (or to purchase participations pursuant to SECTION 2.2) in respect of this Agreement, respectively, the percentage stated opposite such Lender's name as set forth on SCHEDULE 2.1 or on the most recently amended SCHEDULE 2.1, if any, prepared by Administrative Agent pursuant to SECTION 2.3 or
         SECTION 13.13, (b) for purposes of sharing any amount or fee payable to any Lender, the proportion (whether held directly or through a participation therein pursuant to SECTION 2.2 and determined after giving effect thereto) which the portion of the Principal Debt owed to such Lender bears to the Principal Debt owed to all Lenders at the time in question, and (c) for all other purposes, the proportion which the portion of the Principal Debt owed to such Lender bears to the

FIRST AMENDMENT OF CREDIT AGREEMENT     2

         Principal Debt owed to all Lenders at the time in question, or if no Principal Debt is outstanding, then the proportion that the aggregate of such Lender's Commitment bears to the Total Commitment then in effect.

         (c) SECTION 1.1 is hereby amended to delete the definitions of "TRANCHE B COMMITMENT," "TRANCHE B LENDERS," "TRANCHE B NOTE," "TRANCHE B PRINCIPAL DEBT," and "TRANCHE B TERMINATION DATE" in their entirety.

         (d) SECTIONS 2.1(c), (d), and (e) are hereby deleted in their entirety and replaced with the following:

         (c) the Total Principal Debt may not exceed the Total Commitment; and

         (d) no Lender's Principal Debt (other than any Swing Line Principal
Debt) plus such Lender's Pro Rata Part of the Swing Line Principal Debt may exceed such Lender's Commitment.

         (e) SECTION 2.3(b)(I) is hereby amended to delete the amount "$185,000,000" and replace such amount with "$150,000,000."

         (f) SECTION 2.3(c) is hereby deleted in its entirety.

         (g) SECTION 2.4 is hereby amended to delete the first sentence thereof in its entirety and replace such sentence with the following:

                  Without premium or penalty, and upon giving not less than ten
         (10) Business Days prior written and irrevocable notice to Administrative Agent, Borrower may permanently terminate in whole or in part the Unused Commitment; provided that: (a) each partial termination shall be in the amount of $5,000,000 or a greater integral multiple of $1,000,000; (b) the amount of the Total Commitment may not be reduced below the Total Principal Debt; and (c) each reduction shall be allocated Pro Rata among Lenders in accordance with their respective Pro Rata Parts.

         (h) SECTION 2.6 is hereby deleted in its entirety.

         (i) SECTION 3.1(a) is hereby deleted in its entirety and replaced with the following:

                  (a) NOTES. The Principal Debt (other than the Swing Line Principal Debt) owed to each Lender shall be evidenced by the Revolving Notes, one payable to each Lender in the maximum stated principal amount of its Commitment. The Swing Line Principal Debt shall be evidenced by the Swing Line Note.

         (j) SECTION 3.2(b)(I) is hereby amended to delete the last sentence thereof.

FIRST AMENDMENT OF CREDIT AGREEMENT     3

         (k) SECTION 3.12(b) is hereby amended to delete the phrase "(other than mandatory payments due in connection with the Tranche B Termination Date or payments to the Tranche B Lenders in connection with the admission of a Subsequent Lender or an Increasing Lender)" in its entirety.

         (l) SECTION 9.11(a) is hereby deleted in its entirety and replaced with the following:

               (a) LEVERAGE RATIO. Borrower shall not permit the Leverage Ratio (expressed as a percent), as of the last day of any fiscal quarter of Borrower, to be greater than fifty-five percent (55%).

         (m) EXHIBIT A-3 is hereby deleted in its entirety.

         (n) SCHEDULE 2.1 is hereby deleted in its entirety and replaced with
SCHEDULE 2.1 attached hereto.

         (o) SCHEDULE 2.1(B) is hereby deleted in its entirety.

         3. AMENDMENT OF CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS.

         (a) All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement as modified and amended by this Amendment, and as may, from time to time, be further modified, amended, restated, extended, renewed, and/or increased.

         (b) Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

         4. CONDITIONS PRECEDENT. Notwithstanding any contrary provision herein, the amendments described in PARAGRAPH 2 above are not effective unless and until:

         (a) the representations and warranties in this Amendment are true and correct;

         (b) as of the date of this Amendment, both before and after giving effect to this Amendment, no Potential Default or Event of Default exists; and

         (c) Administrative Agent shall have received counterparts of this Amendment executed by Borrower and Required Lenders on the signature page or pages of this Amendment.

         5. RATIFICATIONS. Borrower (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to any Credit Party under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future Obligation, and
(c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.


FIRST AMENDMENT OF CREDIT AGREEMENT     4

         6. REPRESENTATIONS. Borrower represents and warrants to the Credit Parties that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower; (b) no action of, or filing with, any Governmental Authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrower of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower and are enforceable against Borrower in accordance with their respective terms, except as limited by Debtor Relief Laws and general principles of equity; (d) the execution, delivery, and performance by Borrower of this Amendment do not require the consent of any other Person and do not and will not constitute a violation of any Legal Requirements, order of any Governmental Authority, or material agreements to which Borrower is a party or by which Borrower is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent that (i) any of them speak to a different specific date, or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) both before and after giving effect to this Amendment, no Potential Default or Event of Default exists.

         7. MISCELLANEOUS. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be construed -- and its performance enforced -- under Texas law, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

         8. ENTIRETIES. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED BY THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     [Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

FIRST AMENDMENT OF CREDIT AGREEMENT     5

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


         EXECUTED as of the first date written above.

                                                 CENTEX CORPORATION,
                                                 as Borrower

                                                 By: /s/ Vicki A. Roberts
                                                     ---------------------------
                                                     Vicki A. Roberts
                                                     Vice President

                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                      BANK OF AMERICA, N.A., as Administrative
                                      Agent and as a Lender

                                      By:   /s/ Mark Lariviere
                                            ------------------------------------
                                            Mark Lariviere
                                            Managing Director

                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                            THE BANK OF TOKYO-MITSUBISHI, LTD.


                                            By: /s/ Joe M. Mearns
                                                --------------------------------
                                                Name:   Joe M. Mearns
                                                      --------------------------
                                                Title:  V.P. & Manager
                                                      --------------------------


                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                                BANK ONE, NA

                                                By:  /s/ Mark Kramer
                                                     --------------------------
                                                     Name:   Mark Kramer
                                                             -------------------
                                                     Title:  Director
                                                             -------------------





                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                     JPMORGAN CHASE BANK (formerly known as
                                     The Chase Manhattan Bank)


                                     By:   /s/ Allen K. King
                                          --------------------------------------
                                          Name:   Allen K. King
                                                --------------------------------
                                          Title:  Vice President
                                                  JPMorgan Chase Bank
                                                --------------------------------



                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                               CITIBANK, N.A.

                                               By:  /s/ Michael Chlopak
                                                  ------------------------------
                                                  Name:   Michael Chlopak
                                                        ------------------------
                                                  Title:  V. P.
                                                        ------------------------




                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                             COMERICA BANK

                                             By:  /s/ Casey L. Ostrander
                                                --------------------------------
                                                Name:   Casey L. Ostrander
                                                     ---------------------------
                                                Title:  Assistant Vice President
                                                       -------------------------







                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:  /s/ Attila Koc
                                             -----------------------------------
                                             Name:   Attila Koc
                                                  ------------------------------
                                             Title:  Senior Vice President
                                                   -----------------------------

                                        By:
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------




                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                            THE FROST NATIONAL BANK

                                            By:  /s/ Stephen S. Martin
                                                 -------------------------------
                                                 Name:   Stephen S. Martin
                                                       -------------------------
                                                 Title: Assistant Vice President
                                                       -------------------------



                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                             NATIONAL WESTMINSTER BANK PLC,
                                             NEW YORK BRANCH

                                             By: /s/ Maria Amaral-LeBlanc
                                                 -------------------------------
                                                 Name:   Maria Amaral-LeBlanc
                                                         -----------------------
                                                 Title:  Vice President
                                                         -----------------------

                                             NATIONAL WESTMINSTER BANK PLC,
                                             NASSAU BRANCH

                                             By: /s/ Maria Amaral-LeBlanc
                                                 -------------------------------
                                                 Name:   Maria Amaral-LeBlanc
                                                         -----------------------
                                                 Title:  Vice President
                                                         -----------------------




                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                          PNC BANK, NATIONAL ASSOCIATION

                                          By: /s/ Douglas G. Paul
                                              ----------------------------------
                                              Name:   Douglas G. Paul
                                                    ----------------------------
                                              Title:  Senior Vice President
                                                    ----------------------------




                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                               UBS AG, STAMFORD BRANCH

                                               By:  /s/ Patricia O'Kickl
                                                   -----------------------------
                                                   Name:   Patricia O'Kickl
                                                         -----------------------
                                                   Title:  Director, Banking
                                                           Products Services
                                                         -----------------------

                                               By: /s/ Thomas R. Salzano
                                                   -----------------------------
                                                   Name:   Thomas R. Salzano
                                                         -----------------------
                                                   Title:  Director, Banking
                                                           Products Services, US
                                                         -----------------------


                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

       SIGNATURE PAGE TO THAT CERTAIN FIRST AMENDMENT OF CREDIT AGREEMENT
                     AMONG CENTEX CORPORATION, AS BORROWER,
                      EACH LENDER THAT IS A PARTY THERETO,
       AND BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT AND AS A LENDER


                                   CREDIT SUISSE FIRST BOSTON

                                   By:   /s/ Bill O'Daly      /s/ Kristin Lepri
                                       ----------------------------------------
                                       Name:  Bill O'Daly     Kristin Lepri
                                              ---------------------------------
                                       Title: Director        Associate
                                              ---------------------------------



                    SIGNATURE PAGE TO CENTEX FIRST AMENDMENT

                                  SCHEDULE 2.1

                  LENDERS AND COMMITMENTS; ADDRESSES FOR NOTICE

              NAME AND ADDRESS OF LENDERS                                 COMMITMENT               PRO RATA PART
              ---------------------------                                 ----------               -------------
BANK OF AMERICA, N.A.                                                     $115,000,000.00             19.16667%
Attn:  Mark Lariviere, Managing Director
IL1-231-12-18
231 South LaSalle Street, 12th Floor
Chicago, IL  60697
(312) 828-2513

THE BANK OF TOKYO - MITSUBISHI,                                           $ 20,000,000.00              3.33333%
LTD. HOUSTON AGENCY
Attn:  John M. Mearns,
Vice President & Manager
2001 Ross Avenue
Suite 3150, LB 118
Dallas, TX 75201
(214) 954-1200 x 104

BANK ONE, NA                                                              $ 50,000,000.00              8.33333%
Attn:  Mark Kramer, Managing Director
One Bank One Plaza
Suite 0315
Chicago, IL 60670
(312) 336-2212

JP MORGAN CHASE BANK (formerly known as The Chase Manhattan Bank)         $ 75,000,000.00             12.50000%
Attn:  Allen King, Vice President
2200 Ross Avenue, 3rd Floor
Dallas, TX 75201
(214) 965-2705

CITIBANK N.A.                                                             $ 75,000,000.00             12.50000%
Attn:  Michael Chlopak
Salomon Smith Barney
390 Greenwich Street, 1st Floor
New York, NY 10013
(212) 723-5899

SCHEDULE 2.1

              NAME AND ADDRESS OF LENDERS                                 COMMITMENT               PRO RATA PART
              ---------------------------                                 ----------               -------------
COMERICA BANK                                                             $ 35,000,000.00              5.83333%
Attn:  Casey L. Ostrander,
Account Representative
500 Woodward Avenue
MC 3256
Detroit, MI 48226
(313) 222-5286


CREDIT LYONNAIS NEW YORK BRANCH                                           $ 50,000,000.00              8.33333%
Attn:  Robert Smith
2200 Ross Avenue
Suite 4400 West
Dallas, TX 75201
(214) 220-2311


CREDIT SUISSE FIRST BOSTON                                                $ 35,000,000.00              5.83333%
Attn:  James Moran
11 Madison Avenue, 10th Floor
New York, NY 10010
(212) 325-9176


THE FROST NATIONAL BANK                                                   $ 10,000,000.00              1.66667%
Attn:  Stephen S. Martin,
Assistant Vice President
2727 N. Harwood, 10th Floor
Dallas, TX 75201
(214) 515-4915


NATIONAL WESTMINSTER BANK PLC                                             $ 50,000,000.00              8.33333%
Attn:  Maria Amaral-LeBlanc,
Vice President
65 East 55th Street
New York, NY 10022
(212) 401-1326


PNC BANK, NATIONAL ASSOCIATION                                            $ 35,000,000.00              5.83333%
Attn:  Douglas G. Paul, Senior Vice President
Two Tower Center, 18th Floor
East Brunswick, New Jersey  08816
(732)  220-3566


SUNTRUST BANK                                                             $ 35,000,000.00              5.83333%
Attn:  Don Gaudette, Director
MC 1931
303 Peachtree Street, NE
Atlanta, GA 30308
(404) 658-4925


UBS AG, STAMFORD BRANCH                                                   $ 15,000,000.00              2.50000%
Attn:  Paula Mueller, Director
299 Park Avenue
New York, New York  10171
(212) 821-3475
                                                                          ---------------            ---------
                                Totals                                    $600,000,000.00            100.00000%
                                                                          ===============            =========





SCHEDULE 2.1